As filed with the Securities and Exchange Commission on April 29, 1997

                                             SEC File Nos. 2- 96199
                                                       811-3593
_________________________________________________________________

                  SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C. 20549

                              FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

     Pre-Effective Amendment No.                [ ]

     Post-Effective Amendment No. 13            [X]

                                and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

     Amendment No. 17                           [X]



                        MBL GROWTH FUND, INC.
          (Exact name of Registrant as specified in charter)

                           520 Broad Street
                    Newark, New Jersey 07102-3111
               (Address of principal executive offices)

   Registrant's Telephone Number including Area Code 1-800-435-3191

                         KATHLEEN M. KOERBER

                              President
                        MBL Growth Fund, Inc.
                           520 Broad Street
                    Newark, New Jersey 07102-3111

             Please send copies of all communications to:

                        STEPHEN E. ROTH, Esq.
                 Sutherland, Asbill & Brennan, L.L.P.
                    1275 Pennsylvania Avenue, N.W.
                     Washington, D.C. 20004-2404

This filing shall become effective on May 1, 1997, pursuant to Rule 485(b) under the Securities Act of 1933.

_______________________________________________________

Pursuant to Rule 24f-2 under the Investment Company Act of 1940, the registrant has registered an indefinite amount of common shares. The registrant's Rule 24f-2 notice was filed with the Commission on February 20, 1997.



                        MBL GROWTH FUND, INC.

_________________________________________________________________

                        CROSS REFERENCE SHEET

     Cross reference sheet showing location in the prospectus of information required by the Items in Part A of Form N-1A.


     Item Number         Heading in Prospectus

          1              Cover Page

          2              Fee Table

          3              Financial Highlights

          4              General Description of Registrant;
                         Investment Policies

          5              Management

          6              Rights accompany Fund shares;
                         Cover Page; Tax Considerations

          7              How to purchase and redeem Fund shares.
                         How the net asset value is determined.

          8              How to purchase and redeem Fund shares.

          9              *


_________________________________________________________________


          *    Indicates inapplicable or negative.

MBL GROWTH FUND, INC.
MBL Life Assurance Corporation
520 Broad Street, Newark, New Jersey 07102

May 1, 1997

     MBL Growth Fund, Inc. (the "Fund") is an open-end, diversified management investment company, whose primary investment objective is long-term appreciation of capital. It seeks to achieve this objective through investment primarily in equity-type securities including common stocks, as well as securities convertible into, or exchangeable for, common stocks. The Fund also seeks to earn income, but this is a secondary objective. To the extent that management believes it would best achieve the Fund's objectives, the Fund may adopt a defensive position and hold its assets in cash or in other kinds of securities such as preferred stocks, bonds, debentures, notes, government obligations, or other evidences of indebtedness. See "Investment Policies".

     This Prospectus sets forth concisely the information about the Fund that a prospective investor should know before investing. Additional information about the Fund has been filed with the Securities and Exchange Commission ("SEC") in a Statement of Additional Information which is incorporated herein by reference. The Statement of Additional Information is available upon request and without charge from the MBL Life Assurance Corporation. Write to: Pension and Investment Products, MBL Life Assurance Corporation, 520 Broad Street, Newark, New Jersey, 07102-3111, Attn: MBL Growth Fund, Inc., or telephone: 1-800-435-3191. Shareholder inquiries may be made to the same address or telephone number.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THIS PROSPECTUS SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

The date of this Prospectus and the date of the Statement of Additional Information is May 1, 1997.


TABLE OF CONTENTS

                                      Page

FEE TABLE                                3

FINANCIAL HIGHLIGHTS                     4

GENERAL DESCRIPTION OF REGISTRANT        5

INVESTMENT POLICIES
Objectives                               5
Investments                              6

MANAGEMENT                               7

SHARES
How to purchase and redeem Fund shares.  8
How the net asset value is determined.   9
Rights accompanying Fund shares.         10

TAX CONSIDERATIONS                       11

STATEMENT OF ADDITIONAL INFORMATION
Table of Contents                        12



MBL GROWTH FUND, INC.

Fee Table

     The purpose of the Fee Table below is to help owners of group and individual variable annuity contracts funded through separate accounts of MBL Life Assurance Corporation, which invest in the Fund, to understand the various Fund expenses that are, in effect, passed on to those separate accounts and contract owners. The Fee Table, including the Example below, shows only expenses that are deducted from the assets of the Fund. For a description of these expenses and the services provided to the Fund, see "Management" in this Prospectus. Deductions and charges, including sales charges, applicable to the various insurance products that invest in the Fund, are not reflected in this Fee Table. Deductions and expenses regarding such insurance products are separately described in the prospectuses related to those products.

     Annual Fund Operating Expenses (1996)
     (As a Percentage of Average Net Assets)

     Management fees      .44%
     Other expenses       .39%
     Total                .83%

     Example
     A $1,000 investment in the Fund would be subject to the expenses indicated, assuming (1) a 5% annual return and (2) redemption (no charges imposed upon redemption) at the end of each time period shown:

     1 Year    3 Years   5 Years   10 Years
     $8        $26       $46       $103

     This Example should not be considered a representation of past or future expenses for the Fund. Actual expenses may be greater or less than those shown above. Similarly, the annual rate of return assumed in the Example is not an estimate or guarantee of future investment performance.


                                   FINANCIAL HIGHLIGHTS

   Selected data for each share of capital stock outstanding throughout the years indicated:

                                                  Year Ended December 31,
                                       1996      1995     1994     1993     1992     1991     1990     1989     1988      1987
Net Asset Value, Beginning of Year     $10.27    $ 8.36   $ 9.55   $ 9.36   $11.00   $15.45   $17.18   $14.06   $11.69    $14.28
Net investment income                    0.23      0.26     0.21     0.17     0.31     0.66     0.56     0.44     0.46      0.41
Net realized and unrealized gain
   (loss) on investments.                2.24      2.59    (0.01)    1.10     1.25     2.72    (1.46)    3.57     2.735    (0.45)
Net increase (decrease) in net
   assets from operations                2.47      2.85     0.20     1.27     1.56     3.38    (0.90)    4.01     3.195    (0.04)
Dividends from net investment income    (0.24)    (0.26)   (0.21)   (0.17)   (0.31)   (0.66)   (0.58)   (0.47)   (0.44)    (0.59)
Distributions from net realized gain
   from security transactions           (1.82)    (0.68)   (1.18)   (0.91)   (2.89)   (7.17)   (0.25)   (0.42)   (0.385)   (1.96)
Total Distributions                     (2.06)    (0.94)   (1.39)   (1.08)   (3.20)   (7.83)   (0.83)   (0.89)   (0.825)   (2.55)
Net Asset Value, End of Year           $10.68    $10.27   $ 8.36   $ 9.55   $ 9.36   $11.00   $15.45   $17.18   $14.06    $11.69
Total Return                            24.57 %   34.75 %   2.13 %  13.77 %  14.67 %  22.71 %  -5.33 %  28.51 %  27.61 %   -2.10 %


Ratios/Supplemental Data:
Net Assets, End of Year (thousands)    $45,992   $40,151  $32,000  $35,864  $33,685  $37,523  $59,108  $56,805  $40,166   $31,506
Ratio of Expenses to Average
   Net Assets                            0.83 %    0.86 %   1.13 %   1.20 %   0.99 %   0.57 %   0.68 %   1.06 %   0.94 %    0.73 %
Ratio of Net Investment Income to
   Average Net Assets                    2.07 %    2.73 %   2.15 %   1.67 %   2.39 %   3.26 %   3.62 %   2.80 %   3.39 %    3.05 %
Portfolio Turnover Rate                 65.37 %   47.49 %  78.29 %  47.46 %  48.10 %  33.74 %   7.11 %  14.69 %  19.43 %   18.81 %
Average Commission Rate Paid           $ 0.0250    ---      ---      ---      ---      ---      ---      ---      ---       ---


See notes to financial statements.


    The information for the five years ended December 31, 1996 in the table above is taken from the Fund's audited financial statements, which have been incorporated by reference into the Fund's Statement of Additional Information from the Fund's 1996 Annual Report. Further information about the Fund's performance is also contained in the Annual Report. The Fund will furnish without charge, an additional copy of the Fund's 1996 Annual Report upon request made to: Pension and Investment Products, MBL Life Assurance Corporation, 520 Broad Street, Newark, New Jersey 07102-3111,
  Attn: MBL Growth Fund, Inc., or by telephoning 1-800-435-3191.



 GENERAL DESCRIPTION OF REGISTRANT

     The Fund was incorporated under the laws of Maryland on June 30, 1982. The Fund is registered with the SEC under the Investment Company Act of 1940 (the "1940 Act"), as an open-end, diversified management investment company commonly known as a "mutual fund". As do other mutual funds, the Fund offers its own shares of stock continuously and invests the proceeds of sales in securities of various other companies in an effort to achieve financial gain.

     Shares of the Fund provide the underlying investment for MBL Variable Contract Account-2 ("VCA-2") and MBL Variable Contract Account-3 ("VCA-3") (collectively the "Separate Accounts"), and are not available for direct purchase by the general public.

     As of April 1, 1997, the Separate Accounts owned 98% of the Fund's shares and, consequently, may be deemed to "control" the Fund, as that term is defined in the 1940 Act. However, voting rights are provided to holders of variable annuity contracts funded through the Separate Accounts as described below under "What rights accompany Fund Shares?"

INVESTMENT POLICIES

Objectives

     The Fund, like other mutual funds, provides an opportunity to:

     1. invest in securities of a variety of companies and industries on a diversified and collective basis, and

     2.  receive continuous professional investment management.

     The Fund's primary investment objective is long-term appreciation of capital. The Fund also seeks to earn income, but this is a secondary objective. Since investment involves both opportunities for gain and risk of loss, no assurance can be given that the Fund will achieve its objectives. In seeking to achieve its investment objectives, the Fund follows the investment policies summarized below. The Fund's policies include the requirements of the New Jersey Statutes Annotated which are applicable to the Fund in order that Fund shares may serve as an authorized investment of the Separate Accounts.
Those policies which are required by New Jersey statutes are described in the Statement of Additional Information, "Description of Certain Investments" and "Investment Restrictions". Such statutes are subject to amendment.

Investments

     It is the Fund's policy to invest primarily, but not exclusively, in equity-type securities, including common stocks, as well as securities convertible into, or exchangeable for, common stocks. Common stocks represent ownership, rather than debt interests, and fluctuate in value depending on such factors as the performance of the companies whose securities are held and general economic conditions. Securities convertible into or exchangeable for common stocks consist primarily of warrants and bonds or preferred stocks which have warrants attached or which are exchangeable into a specified number of shares of common stock.

     In selecting specific securities for investment, emphasis is placed on securities that are out of favor where a catalyst exists for turning disappointment into opportunity. Any number of factors can indicate value. These can include statistical indications such as relatively low multiples of book value or cash flow. More fundamental factors include industry consolidations and large tax loss carry forwards on the books of companies that are moving toward profitability. On a seasonal basis, in December there is often value in stocks that have performed poorly during the year that are further depressed by year end tax selling. Value can also be reflected by a competitive advantage such as a brand name, a license or a copyright. These businesses usually require only modest capital investment and little debt, producing enough cash to spend substantial sums in product development and marketing.

     Besides value, emphasis is also placed on the presence of a catalyst that will unlock a company's potential. Management changes, published purchases by officers, write-offs, restructuring, employee reductions, sales of underperforming assets, larger stock repurchases by a company, and tax law changes on such things as capital gains and investment tax credits are examples of events which might indicate the potential for positive developments.

     Importance is placed on assessing the judgment, quality, and integrity of management, such as the way management has allocated capital over a long period of time and whether management has repurchased shares when returns have warranted it. Also important are the track record of product development, and managers who have a substantial personal investment in the enterprise, taking most of their compensation in incentives, and placing more emphasis on profitability than growth.

     The Fund diversifies its investments among a number of industries and companies in order to spread the normal risks of investing in securities. The degree of diversification may be varied, within the limits of the Fund's investment restrictions, to best achieve the Fund's objectives.

     There may be periods during which the Fund's investment adviser has determined that investment opportunities in the equity markets are diminished (due to either fundamental changes in those markets or an anticipated general decline in the value of equity securities). To the extent that the investment adviser believes it would best achieve the Fund's objectives, the Fund may adopt without limitation a defensive position and hold its assets in cash or in other kinds of securities such as preferred stocks, bonds, debentures, notes, government obligations, or other evidences of indebtedness.

     Investments are made primarily in securities traded on national securities exchanges and, to a lesser extent, in securities traded in the "over-the-counter" market.

     The Fund normally holds its investments until the under-valuation that the Fund's investment adviser believes existed is corrected. This can be for a relatively long period of time while the Fund seeks its objective of long-term capital appreciation. However, investments may be sold whenever the investment adviser believes that the opportunity for current profits or the risk of market decline outweighs the prospect of long-term and short-term capital gains. Certain securities may be acquired from time to time in an effort to earn short-term profits. Sales of securities held less than three months may be limited to continue the Fund's qualification as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that the Fund engages in short-term trading, it incurs greater brokerage charges than would otherwise be the case.

     The investment objectives and policies stated above may be changed without shareholder approval. The Fund is subject to certain investment restrictions which are considered fundamental policies of the Fund and which may not be changed without the approval by vote of a majority of the Fund's shareholders. These fundamental investment restrictions are described in the Statement of Additional Information, "Investment Restrictions".


MANAGEMENT


     The Fund's Board of Directors and officers are responsible for its management. The officers carry out the day-to-day functions of the Fund, subject to the supervision of the Fund's Board of Directors, which has final responsibility for the management of the Fund's affairs and which may exercise such responsibility between meetings through an Executive Committee.

     The Fund's investment adviser is Markston Investment Management ("Markston"), 1 North Lexington Avenue, White Plains, New York 10601. Markston is a partnership between Markston International, Inc. and MBL Sales Corporation, an indirect subsidiary of MBL Life Assurance Corporation ("MBL Life"). Markston is a registered investment adviser under the Investment Advisers Act of 1940.

     Michael J. Mullarkey has been the Fund's primary Portfolio Manager since 1993, and one of its managers since the Fund's inception in 1982. He has been Managing Partner of Markston Investment Management since 1987, and Executive Vice President of Markston International, Inc. since 1981.

     Under the Investment Advisory Agreement, Markston provides the Fund with investment advisory and management services, and, subject to the authority of the Board of Directors, is responsible for overall management of the Fund's business affairs. A description of the services provided by Markston pursuant to this Agreement appears in the Fund's Statement of Additional Information, "Investment Advisory and Other Services".

     For the services rendered by Markston, Markston receives a basic fee, adjusted for investment performance, on the basis of a percentage of net assets. A description of how the fee is computed appears in the Statement of Additional Information, "Investment Advisory and Other Services". During 1996, Markston received from the Fund an advisory fee of .44% of the Fund's average net assets for that year.

     The Fund pays all corporate expenses incurred in its operation not assumed by Markston or the Fund's distributor. The
Fund's total operating expenses for the year ended December 31, 1996, including advisory fees, were .83% of the Fund's average net assets for that year.

     Markston also serves as investment adviser for MAP-Equity Fund, a mutual fund whose shares are available for purchase by the general public. Markston also acts as investment adviser for equity investments of MBL Life and for other advisory clients.

     State Street Bank & Trust Company, P.O. Box 8500, Boston,
Massachusetts 02266-8500, is custodian of the Fund's investment securities and other assets and also serves as the Fund's transfer agent and dividend disbursing agent.

SHARES

How to purchase and redeem Fund shares.

     Shares of the Fund are sold in a continuous offering and may be purchased by separate accounts of any life insurance company.

     First Priority Investment Corporation ("First Priority"), a registered broker/dealer under the Securities Exchange Act of 1934 and a member of the National Association of Securities Dealers, Inc., is the distributor of the Fund. First Priority, incorporated in 1993 under the laws of New Jersey, is a wholly-owned indirect subsidiary of MBL Life. First Priority's principal office is 520 Broad Street, Newark, New Jersey 07102.

     The Separate Accounts fund variable annuity contracts issued by Mutual Benefit Life Insurance Company and assumed by MBL Life effective May 1, 1994. Under these contracts, net purchase payments made by a contract purchaser are placed in a Separate
Account.   The Separate Account, in turn, invests in shares of
the Fund.

     Annuity contracts funded through the Separate Accounts and the Fund are used in connection with individual retirement, Keogh and other retirement plans. Information regarding these plans is contained in the prospectuses for the Separate Accounts.

     Shares of the Fund are purchased and redeemed by the Separate Accounts at net asset value, without charge. However, the annuity contracts funded through the Separate Accounts are sold subject to certain fees and charges. These fees and charges for annuity contracts are more fully described in the prospectuses for the Separate Accounts, which should be read together with this Prospectus.

     If MBL Life receives purchase or redemption requests under variable annuity contracts prior to 4:00 p.m., New York City time, on any day that the Fund's net asset value is calculated, MBL Life, based on the net amount of such requests, transmits to the Fund an order to purchase or redeem Fund shares. Such purchase or redemption is effected at the Fund's net asset value per share calculated as of such date.

     Payment to the Separate Accounts for Fund shares redeemed will ordinarily be made within seven days after receipt of the redemption request. The Fund may suspend the right of redemption or postpone the date of payment on redemption during any period when (1) the New York Stock Exchange is closed (for reasons other than holidays and weekends), or trading on the New York Stock Exchange is restricted, (2) an emergency exists, as determined by the SEC, making disposal of the Fund's investment securities or valuation of the Fund's assets not reasonably practicable, or (3) the SEC has so permitted by order for the protection of the Fund's shareholders.

     It is not anticipated that shares will be redeemed for other than cash. However, the Fund reserves the right to pay the redemption price to the Separate Account, in whole or in part, by a distribution in kind from the Fund's investment portfolio, in lieu of cash, taking the securities at their value employed for determining such redemption price, and selecting the securities in such manner as the Board of Directors may deem fair and equitable. If shares are redeemed in this way, brokerage costs will ordinarily be incurred by the Separate Account in converting such securities into cash.

How the net asset value is determined.

     The net asset value of Fund shares is computed each day on which the New York Stock Exchange is open for trading, as of the close of regular trading of that Exchange. The net asset value of Fund shares is computed by dividing the value of the Fund's investment securities, plus cash and all other assets, less all liabilities, by the number of Fund shares outstanding. The value of the Fund's investment securities is generally their market value for securities traded on a national securities exchange or over-the-counter and for which there are readily available market quotations, amortized cost for debt securities having a remaining maturity of 60 days or less, or fair value as calculated by the Fund's Board of Directors for all other securities or assets. A more detailed description of the methods of valuing the Fund's investment securities appears in the Statement of Additional Information, "Purchase, Redemption and Pricing of Securities".

Rights accompaning Fund shares.

     The Fund is authorized by its Articles of Incorporation to issue 21,000,000 shares of $1 par value common stock. Shares, when issued, are fully-paid and nonassessable and have no pre-emptive, conversion or exchange rights.

     All shares of common stock have equal rights as to redemption and participation in dividends, earnings, and assets remaining upon liquidation. Shares may be issued as full or fractional shares, and each fractional share has proportionately the same rights, including voting rights, as are provided for a full share. The rights accompanying Fund shares are legally vested in the Separate Accounts. However, as a matter of policy, holders of variable annuity contracts funded through the Separate Accounts have the right to instruct MBL Life as to voting Fund shares held by the Separate Accounts on all matters to be voted on by Fund shareholders.

     The Fund holds shareholder meetings in any year in which any of the following is required to be acted on by shareholders: election of a majority of the Fund's Board of Directors, approval of a new investment advisory or distribution agreement, or ratification of a change of independent accountants. Voting rights of the participants in the Separate Accounts are more fully set forth in the prospectuses relating to those accounts which should be read together with this Prospectus.

     Voting Non-Cumulative Rights. Each share of common stock is entitled to one vote. The shares have "non-cumulative" voting rights, which means that the holders of more than 50% of the shares voting for the election of directors can elect all of the directors if they choose to do so, and, in such event, the holders of the remaining voting shares will not be able to elect any directors.

     Dividends and Capital Gains. The Fund distributes semiannually to the Separate Accounts any net investment income, such as dividends, and distributes annually any net realized capital gains. More frequent distributions may be made to the extent permitted or required by law. Any such distribution is ordinarily credited in the form of additional Fund shares, purchased at their net asset value on the date that the distribution is payable. Such distributions are not taxable to participants in the Separate Accounts. Since shares of the Fund will be offered only through Separate Accounts, reference is made to the prospectus relating thereto for information regarding the federal income tax treatment accorded distributions of investment income and capital gains to the Separate Accounts, and distributions by the Separate Accounts pursuant to the terms of the contracts.

     Evidence of Ownership. Each purchase is confirmed to the Separate Accounts in a written statement of the number of shares purchased and the aggregate number of shares currently held. The Separate Accounts have the right to receive stock certificates, but have elected not to exercise this right. Participants in the Separate Accounts do not have a corresponding right.



TAX CONSIDERATIONS

     The Fund has qualified and expects to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended ("Code"). As such, the Fund is not subject to Federal income tax on that part of its investment company taxable income (consisting generally of net investment income, net gains from certain foreign currency transactions, and net short-term capital gain, if any) and any net capital gain (the excess of net long-term capital gain over net short-term capital loss) that it distributes to its shareholders. It is the Fund's intention to distribute substantially all such income and gains.

     Shares of the Fund are offered only to the Separate Accounts (which are insurance company separate accounts that fund annuity contracts). Under the Code, no tax is imposed on an insurance company with respect to income of a qualifying separate account properly allocable to the value of eligible variable annuity or variable life insurance contracts. For a discussion of the taxation of life insurance companies and the Separate Accounts, as well as the tax treatment of the annuity contracts and the holders thereof, see "Federal Income Tax Status" included in the respective prospectuses related to the annuity contracts.

     The Fund also intends to comply with the diversification requirements imposed by section 817(h) of the Code and the regulations thereunder.

     The foregoing is only a summary of some of the important
Federal income tax considerations generally affecting the Fund and its shareholders; see the Statements of Additional
Information for a more detailed discussion. Prospective investors are urged to consult their tax advisors.


STATEMENT OF ADDITIONAL INFORMATION

                                             Page
Table of Contents
General Information and History                 1
Description of Certain Investments              1
Investment Restrictions                         3
Management of the Fund                          5
Investment Advisory and Other Services          7
Brokerage Allocation                            10
Personal Investing                              11
Purchase, Redemption and Pricing of Securities  12
Taxes                                           13
Financial Statements                            14
Additional Information                          14




FOR FURTHER INFORMATION CONCERNING THE FUND, PLEASE CONSULT THE
FUND'S STATEMENT OF ADDITIONAL INFORMATION DATED MAY 1, 1997.


MBL GROWTH FUND, INC.
520 Broad Street
Newark, New Jersey 07102-3111
1-800-559-5535


DISTRIBUTOR
First Priority Investment Corporation
520 Broad Street
Newark, New Jersey 07102-3111
1-800-559-5535


INVESTMENT ADVISER
Markston Investment Management
1 North Lexington Avenue
White Plains, New York 10601
(914) 761-4700


CUSTODIAN AND TRANSFER AGENT
State Street Bank & Trust Company
P.O. Box 8500
Boston, Massachusetts 02266-8500
1-800-343-0529


SPECIAL COUNSEL
Sutherland, Asbill & Brennan, L.L.P.
Washington, D.C.


INDEPENDENT ACCOUNTANTS
Price Waterhouse LLP
New York, New York

THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY
JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE. NO
PERSON IS AUTHORIZED TO MAKE ANY REPRESENTATIONS IN CONNECTION
WITH THIS OFFERING OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS.


MBL GROWTH FUND, INC.

____________________________________________________

CROSS REFERENCE SHEET

     Cross reference sheet showing location in the Statement of Additional Information of information required by the Items in Part B of Form N-1A.

                         Heading in Statement of
     Item Number         Additional Information

          10             Cover Page

          11             Table of Contents

          12             General Information and History;
                         Investment Advisory and Other
                         Services

          13             Description of Certain Investments;
                         Investment Restrictions

          14             Management of the Fund

          15             Management of the Fund; Investment
                         Advisory and Other Services

          16             Investment Advisory and
                         Other Services

          17             Brokerage Allocation

          18                  *

          19             Purchase, Redemption and
                         Pricing of Securities

          20             Taxes

          21             Investment Advisory and
                         Other Services

          22                  *

          23             Financial Statements**

_________________________________________________________________
      *   Indicates inapplicable or negative.

      ** Financial Statements are incorporated by reference to the 1996 Annual Report to Shareholders.


MBL GROWTH FUND, INC.

STATEMENT OF ADDITIONAL INFORMATION

May 1, 1997

     This Statement of Additional Information is not a prospectus but has been incorporated by reference into, and should be read in conjunction with, the Prospectus of MBL Growth Fund, Inc. dated May 1, 1997. A copy of the Prospectus may be obtained from MBL Life Assurance Corporation ("MBL Life"). Write to: Pension and Investment Products, MBL Life Assurance Corporation, 520 Broad Street, Newark, New Jersey 07102-3111, Attn: MBL GROWTH FUND, INC. or telephone 1-800-435-3191.

                        TABLE OF CONTENTS

                                                  Cross-Reference
                                                  to Page in
                                           Page   Prospectus

General Information and History . . . . .     1        3
Description of Certain Investments. . . .     1        3
Investment Restrictions . . . . . . . . .     3        4
Management of the Fund. . . . . . . . . .     5        5
Investment Advisory and Other Services. .     7        5
Brokerage Allocation. . . . . . . . . . .    10        -
Personal Investing. . . . . . . . . . . .    11        -
Purchase, Redemption and
  Pricing of Securities . . . . . . . . .    12        5
Taxes . . . . . . . . . . . . . . . . . .    13        7
Financial Statements. . . . . . . . . . .    14        -
Additional Information. . . . . . . . . .    14        -

General Information and History

     The business history of MBL Growth Fund, Inc. (the "Fund") is described in its Prospectus.

Description of Certain Investments

     The Fund's investment objectives and policies are described in the Fund's Prospectus under "Investment Policies".

     The following is a description of certain types of investments which may be made by the Fund and certain investment restrictions imposed on the Fund in seeking to achieve its objectives:

     A warrant is a right which entitles its holder, for a specified period of time, to acquire a specified number of shares of common stock for a specified price per share. If the share price at the time the warrant is exercised exceeds the total of the exercise price of the warrant and its purchase price, the Fund experiences a gain to the extent by which this total is exceeded by the share price. However, if the share price at the time the warrant expires is less than the exercise price of the warrant, the Fund will suffer a loss to the extent of the purchase price of the warrant.

     The Fund will not invest more than 5% of its net assets in warrants and not more than 2% in warrants not listed on the New
York or American Stock Exchanges, except when they are acquired in a unit or are attached to other securities.

     The Fund limits its investments in stock and evidences of indebtedness in accordance with the New Jersey Statutes Annotated. No investment, except as noted below, is made in the stock of any company unless, during each of the five years preceding purchase, (1) a cash dividend has been paid on the stock, or (2) the earnings of the company were sufficient to support the payment of dividends at an annual rate of 4% of the stock's par value or, in the case of stock having no par value, upon the stated capital in respect thereto. No investment, except as noted below, is made in an evidence of indebtedness of any company which is in default of interest. An investment not otherwise eligible under these limitations may be made if, after giving effect to the investment, the total cost of such non-eligible investments does not exceed 5% of the total assets of the Fund.

     The foregoing limitations do not apply to any stock or evidence of indebtedness acquired pursuant to court-ordered or voluntary reorganizations, as payment of an existing indebtedness, as realization of collateral for a loan in default or through the exercise of rights of conversion, warrants or rights to purchase stock or preemptive rights to subscribe to stock, contained in or attached to a then existing investment of the Fund. The foregoing limitation on stock investments does not apply to stock which is preferred as to dividends over any class the purchase of which is not prohibited, or to stock of a corporation engaged primarily in the business of owning, developing or leasing real property.

     Investments are made primarily in securities traded on national securities exchanges and, to a lesser extent, in securities traded in the "over-the-counter" market. In accordance with the Statutes of New Jersey, no investment is made in common stock or shares which are not: listed or traded on a securities exchange in the United States or Canada; included in the national price listings of over-the-counter securities of the National Association of Securities Dealers, Inc.; or determined by the Commissioner of Banking and Insurance of New Jersey to be publicly held or traded.

     The Fund restricts its investment in securities of foreign issuers to not more than 10% of the value of the Fund's total net assets. Such securities may be subject to additional federal taxes which would have the effect of increasing the cost of such investments and may be subject to foreign government taxes which could reduce the income yield on such securities.

     In addition, foreign investments may be affected favorably or unfavorably by changes in currency rates and exchange control regulations. There may be less publicly available information about a foreign company than about a United States ("U.S.") company, and foreign companies may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those applicable to U.S. companies. Securities of some foreign companies are less liquid or more volatile than securities of U.S. companies, and foreign brokerage commissions are generally higher than in the United States. Investments in foreign securities may also be subject to other risks different from those affecting U.S. investments, including local political or economic developments, expropriation or nationalization of assets and imposition of withholding taxes on dividend or interest payments.

     In addition to the investments described in the Fund's Prospectus, the Fund may also buy "restricted" securities which cannot be sold publicly until registered under the Securities Act of 1933. The Fund's ability to dispose of investments in "restricted" securities at reasonable price levels might be limited unless and until their registration under the Securities Act of 1933 has been completed. The Fund will endeavor to have the issuing company pay all the expenses of any such registration, but there is no assurance that the Fund will not have to pay all or some of these expenses. The Fund has not invested in any "restricted" securities to date, and has no current intention of doing so in the future.

Investment Restrictions

     The investment objectives and policies stated above, as well as those described in the Prospectus, may be changed without shareholder approval. The following investment restrictions are fundamental policies of the Fund and may not be changed without the approval by vote of the majority of the outstanding shares of the Fund, pursuant to the voting procedures applicable to MBL Variable Contract Account-2 ("VCA-2") and MBL Variable Contract Account-3 ("VCA-3") (collectively the "Separate Accounts").

     The Fund does not:

          1. invest more than 10% of the value of its total net assets in securities which are not readily marketable, such as restricted stock, debt obligations acquired in private transactions, and securities which are secured by interests in real estate, or more than 5% of the value of its total assets in equity securities which are not readily marketable,

          2. invest in real estate, although it may buy securities of companies which deal in real estate and securities which are secured by interests in real estate, including interests in real estate investment trusts,

          3.   invest in commodities or commodity contracts,

          4. invest in securities of other registered investment companies, except by purchases in the open market involving only customary broker's commissions or as part of a merger, consolidation, or acquisition, subject to limitations in the Investment Company Act of 1940,

          5. make loans, except by the purchase of bonds or other debt obligations customarily distributed privately to institutional investors,

          6. invest more than 25% of the value of its total assets in securities of any one industry,

          7. invest more than 5% of the value of its total assets in securities (except U.S. Government securities) of any one issuer,

          8. invest in more than 8% of the outstanding voting securities, or in more than 10% of any other class of securities, of any one issuer,

          9. invest more than 5% of the value of its total assets in securities of companies having a record of less than three years of continuous operations,

          10. act as an underwriter of securities of other issuers, except to the extent that it may be deemed to be an underwriter in reselling securities, such as restricted securities, acquired in private transactions and subsequently registered under the Securities Act of 1933,

          11. borrow money, except that, as a temporary measure for extraordinary or emergency purposes and not for investment purposes, the Fund may borrow from banks up to 10% of its total assets taken at cost, provided the total borrowings have an asset coverage, based on value, of at least 300%,

          12. pledge more than 15% of its total assets taken at cost (as an operating policy, the Fund will not pledge its assets to the extent that the percentage of net assets pledged plus sales load will exceed 10% of the Fund's offering price),

          13.  sell securities short,

          14. buy securities on margin, except that it may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities,

          15. invest in, or write, puts, calls, or combinations thereof,

          16. invest in interests in oil, gas or other mineral exploration or development programs,

          17. buy or hold the securities of any issuer, if the officers and directors of the Fund or of its investment adviser, who individually own beneficially more than one-half of 1% of the securities of such issuer, together own more than 5% of the securities of such issuer,

          18. participate on a joint or joint and several basis in any trading account in securities, or

          19. invest in companies for the purpose of exercising control of management.

     The Fund does not issue senior securities except to the extent set out in paragraph 11 above.

     The Fund also intends to comply with Section 817(h) of the Internal Revenue Code and the regulations adopted thereunder which impose certain diversification requirements on the Separate Accounts investing in the Fund, and, therefore, may affect the securities in which the Fund may invest. Further information regarding the impact of Section 817(h) is contained in the prospectuses for the Separate Accounts.

Management of the Fund

     The directors and officers of the Fund, together with a brief description of their occupations during the past five years, are as follows:

* +  Kathleen M. Koerber, President and Director
     520 Broad Street
     Newark, New Jersey 07102-3111
          Executive Vice President - Operations and Chief
          Operating Officer, MBL Life since September 1991;
          Director, First Priority Investment Corporation ("First
          Priority"); Member of the Management Committee of
          Markston Investment Management ("Markston").

* +  William G. Clark, Executive Vice President and Director
     520 Broad Street
     Newark, New Jersey 07102-3111
          Senior Vice President - Pension and Investment Products, MBL Life since 1995, prior thereto Vice President - Group Pension Operations; Director and President, First Priority; Member of the Management Committee of Markston.

     Horace J. DePodwin, Director
     One Gateway Center, Suite 420
     Newark, New Jersey 07102
          President, Economic Studies, Inc.; Professor and
          Dean Emeritus, Graduate School of Management, Rutgers -
          The State University of New Jersey.

     Herbert M. Groce, Jr., Director
     875 Berkshire Valley Road
     Wharton, New Jersey 07885

          The Most Reverend, Archbishop of the Diocese of
          St. Paul, Metropolitan of the Anglican Rite, Synod of the Americas, The Holy Catholic Church as of November, 1996; prior thereto The Right Reverend, Missionary Bishop of the Diocese of St. Paul, The American Anglican Church as of January 8, 1994; prior thereto The Venerable Archdeacon of the East of the Episcopal Missionary Church from February, 1993 to January, 1994; prior thereto Rector, St. Andrew's Episcopal Church, New York.


     Jerome M. Scheckman, Director
     P.O. Box 807
     Plandome, New York 11030
          Formerly Consultant and Managing Director, Salomon Brothers Inc.; Member of the Corporation, Babson College; Member of the Auxiliary Board, Mt. Sinai Hospital; Member of the Business Advisory Counsel, Alfred University.

*    Albert W. Leier, Vice President and Treasurer
     520 Broad Street
     Newark, New Jersey 07102-3111
          Vice President and Controller, MBL Life; Director,
          Vice President and Treasurer, First Priority.

*    Judith C. Keilp, Vice President and Secretary
     520 Broad Street
     Newark, New Jersey 07102-3111
          Counsel, MBL Life since 1993, prior thereto
          Associate Counsel since 1989; Vice President and
          Secretary, First Priority.

*    Christine M. Dempsey, Assistant Treasurer
     520 Broad Street
     Newark, New Jersey 07102-3111
          Director of Financial Reporting, MBL Life since
          1994; prior thereto Manager of Financial Reporting
          Department, MBL Life.

*    Vicki J. Herbst, Assistant Secretary
     520 Broad Street
     Newark, New Jersey 07102-3111
          Registered Products Compliance Manager, MBL Life since 1994, prior thereto Legal Assistant, MBL Life.

* Interested person of the Fund. Prior to May 1, 1994, each individual maintained a similar position and/or title with The
Mutual Benefit Life Insurance Company in Rehabilitation  ("Mutual
Benefit Life") that he or she now holdes with MBL Life.

+    Member of the Executive Committee.


     All of the above-named directors and officers serve in the same capacities for MAP-Equity Fund and MAP-Government Fund, Inc.

     Mr. Scheckman also serves as a Member of the Management
Committee of the MBL Variable Contract Account-7, a managed separate account sponsored by MBL Life.



     The officers carry out the Fund's day-to-day functions, subject to the supervision of the Fund's Board of Directors which has final responsibility for the management of the Fund's affairs and which exercises such responsibility between meetings through its Executive Committee. The Fund pays no remuneration to directors who also serve as directors, officers or employees of MBL Life, Markston or First Priority. Aggregate compensation of other directors who are not interested persons of MBL Life, Markston or First Priority, during 1996 is shown below. The Fund does not pay pension or retirement benefits to the Directors.


                                             Total Compensation
                                             from Fund and Fund
Name of Person,         Aggregate Compen-    Complex Paid to
 Position               sation from Fund     Directors

Horace J. DePodwin,      $2,100               $6,300
Director

Herbert M. Groce, Jr.,   $2,100               $6,300
Director

Jerome M. Scheckman,     $2,100               $8,700
Director

     As of the date of this Statement of Additional Information, the directors and officers of the Fund each owned directly or beneficially less than 1% of its outstanding shares.


Investment Advisory and Other Services

     Markston, the Fund's investment adviser, is a New Jersey partnership between Markston International, Inc. and MBL Sales Corporation. Markston International, Inc. which is wholly-owned by John R. Stone, Michael J. Mullarkey and other Markston employees, is a 49% general partner of Markston, and MBL Sales Corporation, an indirect wholly-owned subsidiary of MBL Life, is a 51% general partner.

     On December 2, 1982 Mutual Benefit Life provided the Fund's initial capital by buying, for investment purposes, 10,000 shares of common stock at $10.00 per share. In accordance with the Rehabilitation Plan of Mutual Benefit Life, Mutual Benefit Life's direct investment in the Fund was transferred to MBL Life as of May 1, 1994. The Rehabilitation Plan requires a reallocation over time of what were Mutual Benefit Life's assets, including what was Mutual Benefit Life's direct investment in the Fund, which could result in a reduction of the amounts currently invested in the Fund. As of April 1, 1997, MBL Life owned beneficially and of record 2% of the shares of the Fund. As of April 1, 1997, VCA-2 owned beneficially and of record 92% of the shares of the Fund and consequently may be deemed to "control" the Fund, as that term is defined in the Investment Company Act of 1940. As of April 1, 1997, VCA-3 owned beneficially and of record 6% of the shares of the Fund. Voting rights, however, are provided to holders of variable annuity contracts funded through Separate Accounts as described in the Fund's Prospectus, "Rights accompanying Fund shares".

     Markston, pursuant to an Investment Advisory Agreement, provides the Fund with investment advisory and management services, including investment recommendations based on a continual study of the general economy and specific industries and companies, placement of orders for the purchase and sale of investment securities, office space, all necessary office facilities, all personnel reasonably necessary for the Fund's operations and ordinary clerical services, and all compensation of directors, officers and employees of the Fund except for compensation of the Fund's directors who are not interested persons of MBL Life, Markston or First Priority.

     For the services rendered by Markston, Markston receives a periodic fee (the "basic fee") at the annual rate of .50% of the first $200,000,000 of the Fund's daily net assets, .45% of the next $100,000,000 of such value, .40% of the next $100,000,000 of such value and .35% of all such value in excess of $400,000,000. The fee is computed and accrued daily and paid quarterly.

     The basic fee may be increased or decreased by an amount (the "adjustment amount") determined according to a formula based on the Fund's performance in relation to the Standard and Poor's 500 Composite Stock Index (the "Index"). A period of 104 consecutive weeks is the full period over which performance is computed. This period is a rolling period with each calendar week designated as a subperiod, with the most recent subperiod substituted for the earliest subperiod as time passes. The performance related portion of the fee is computed over this rolling period, and the fee is payable quarterly.

     This formula provides for an increase or decrease in the basic fee by an "adjustment rate" equal to .05% per annum (.00096% per week) for each full two percentage points that the Fund's investment performance (reflecting reinvestment of cash distributions) is better or worse respectively, than the investment record of the Index (with cash distributions also reinvested) for the 104 calendar week period. The maximum adjustment is .30% per annum (.00577% per week) for performance better or worse than that of the Index by 12 percentage points or more.

     The investment performance of the Fund for any period is equal to the change in the Fund's net asset value per share during such period expressed as a percentage of the Fund's net asset value per share at the beginning of such period. The investment record of the Index for the same period is the change in the level of the Index during such period expressed as a percentage of the Index level at the beginning of the period.


     Because the adjustment to the basic fee rate is based on the comparative performance of the Fund and the Index, the controlling factor is not whether Fund performance is up or down per se, but whether it is up or down more or less than the Index. Moreover, the comparative investment performance of the Fund is based solely on the relevant performance period without regard to the cumulative performance over a longer or shorter period of time.

     Markston has entered into a separate Service Agreement with the Fund and MBL Life under which MBL Life furnishes, on a cost reimbursement basis, investment advisory and other personnel, research and statistical facilities, and services required by Markston in connection with its performance under the Investment Advisory Agreement.

     During 1994, 1995, and 1996 respectively, Markston received from the Fund advisory fees of $187,295, $130,570, and $181,194.

     From January 1, 1994 through April 30, 1994, Markston reimbursed Mutual Benefit Life $9,076, under the Service
Agreement. From May 1, 1994 through December 31, 1994 and 1995 and 1996, Markston reimbursed MBL Life $18,152, $27,142, and
$20,859, respectively, under the Service Agreement.

     The present Investment Advisory Agreement and Service Agreement were last approved by the Fund's shareholders on April 12, 1995, and by the Fund's Board of Directors on February 13, 1997. The Investment Advisory Agreement and Service Agreement will continue from year to year, provided that such continuance is approved at least annually (1) by the vote, at a meeting, of a majority of the directors who are not parties to the Agreement or interested persons, as defined in the Investment Company Act of 1940, of such parties and (2) by the Fund's Board of Directors or by the vote of a majority of the outstanding voting securities of the Fund. Each Agreement may be terminated at any time by the Fund on written notice of not more than 60 days, nor less than 30 days, and automatically terminates in the event of assignment. The Investment Advisory Agreement may be terminated at any time by Markston on written notice to the Fund of not less than one year.

     Under a Distributor's Agreement, First Priority distributes the Fund's shares on a best efforts basis. As distributor First Priority does not act as the Fund's agent, but rather as principal which purchases securities from the Fund and resells them for its own account. First Priority assumes certain expenses in connection with the offering and sale of Fund shares, including the expenses of printing and distributing Fund prospectuses and preparing, printing and distributing advertising and sales literature (including copies of reports to shareholders used as sales literature).

     The Fund pays all corporate expenses incurred in its operation not assumed by Markston or First Priority, including brokers' commissions; interest charges; taxes and governmental fees attributable to transactions for the Fund; all other applicable taxes arising out of the investment operations of the Fund, including income and capital gains taxes, if any; expenses of the issue or redemption of shares; expenses of registering or qualifying shares for sale; charges of custodians (for custodial, bookkeeping, and daily share-pricing services), transfer agents (including the cost of printing and mailing reports, proxy statements and notices to shareholders), and registrars; costs of auditing and legal services provided by independent firms; and premiums for investment company errors and omission insurance.

     To the extent that any expenses are allocated between the Fund and any other entity, the method of allocation is approved by the Fund's Board of Directors.

     Markston and First Priority perform similar services for MAP-Equity Fund, a mutual fund whose shares are available for purchase by the general public.

     First Priority serves as both investment adviser and distributor for MAP-Government Fund, Inc., a money market fund, and for MBL Variable Contract Account-7, a separate account of MBL Life, registered as an investment company. Markston and First Priority provide investment advisory and distribution services, respectively, to other entities.

     In view of the terms and conditions of the Rehabilitation Plan, applications for new contracts are currently not being accepted by the Separate Accounts. Additional purchase payments under the existing VCA-2 Contracts are being accepted, and the Fund continues to issue shares with respect to reinvestment of dividends and capital gain distributions, if any. Redemptions from the Separate Accounts continue as requested. Sales of VCA-3 contracts were discontinued in January 1985.

     State Street Bank & Trust Company, P.O. Box 8500, Boston, Massachusetts 02266-8500 is custodian of the Fund's investment securities and other assets. The Bank also serves as the Fund's transfer agent and dividend disbursing agent through an affiliate, Boston Financial Data Services, Inc., Two Heritage Drive, Quincy, Massachusetts 02171. In carrying out these functions, neither the Bank nor its affiliate perform managerial or policymaking functions for the Fund.


Brokerage Allocation

     Markston makes decisions as to buying and selling investment securities. In placing orders with brokers and dealers for the purchase and sale of the Fund's investment securities, Markston seeks the best execution at the most favorable prices, considering all of the circumstances. Purchases and sales of securities in the over-the-counter market are transacted with principal market makers, except where it is believed that better prices and executions are available elsewhere.


     While Markston does not intend to limit the placement of orders to any particular broker, it generally gives preference to those brokers who are believed to give best execution at the most favorable prices and who also provide research and other brokerage services to Markston and the Fund. Research services include written and oral advice, analyses and reports concerning issuers, industries, securities, markets, economic factors and trends, and portfolio strategy.

     Commissions charged to the Fund by brokers who provide these services have been higher than commissions charged by those who do not provide them. These higher commissions are paid only if Markston determines that they are reasonable in relation to the value of the services provided and it has reported to the Fund, on a periodic basis, to that effect. Markston investment personnel determine the overall reasonableness of commissions paid by rating brokers on such general factors as execution capabilities, quality of research and financial condition, as well as the net results of specific transactions, taking into account such factors as price, promptness, size of order and difficulty of execution. Markston will not use broker commissions to offset business operating expenses. The availability of those services was taken into account in establishing the investment advisory fee. Markston has not entered into any agreement with brokers whereby brokers pay designated fund expenses if brokerage commissions generated by the Fund reach specified levels.

     Markston does not purchase securities for the Fund from dealers in principal transactions, including underwritten public offerings, with the intention of receiving research, although Markston frequently receives the standard published research of these dealers. Markston believes that the Fund could receive no better prices, consistent with the best execution, for the securities purchased, even if Markston were to receive no research.

     Because Markston's personnel also provide investment advisory services to MBL Life, MAP-Equity Fund, and other advisory clients, it may be difficult to quantify the relative benefits received by the Fund and these other entities from research provided by brokers.

     The Fund paid total brokerage commissions of $40,390 in 1994 (on portfolio transactions amounting to $33,392,566), of which approximately 14% was paid to brokers that provided research, $30,357 in 1995 (on portfolio transactions amounting to $30,028,800), of which approximately 25% was paid to brokers that provided research, and $33,328 in 1996 (on portfolio transactions amounting to $36,324,947), of which approximately 20% was paid to brokers that provided research.

     In light of the fact that Markston also serves as investment adviser to MBL Life and MAP-Equity Fund and to other advisory clients that may or may not be registered investment companies, securities of the same issuer may be included, from time to time, in the portfolios of the Fund, MAP-Equity Fund, MBL Life, and these other entities where it is consistent with their respective investment objectives. If these entities desire to buy or sell the same portfolio security at about the same time, combined purchases and sales are made and normally allocated at the average price and as nearly as practicable on a pro-rata basis in proportion to the amounts desired to be purchased or sold by each entity. While it is conceivable that in certain instances this procedure, "bunching", could adversely affect the price or number of shares involved in the Fund's transaction, it is believed that the procedure generally contributes to better overall execution of the Fund's portfolio transactions.


Personal Investing

     Personal Investing by Access Persons of the Fund is subject to the Fund's Code of Ethics. Access Persons are permitted to trade for their own accounts subject to certain restrictions. "Access Person" means any director, officer, general partner, and Investment Personnel of the Fund. Investment Personnel, which include portfolio managers, securities analysts, traders, and control persons of Markston, must preclear all trades.

     Trading in a security is not permitted generally if an Access Person knows or should have known at the time of trade that such security is being considered for purchase or sale by the Fund, or is being purchased or sold by the Fund.

     Generally, for Access Persons, personal investing is permitted if trades are either 1) not on Markston's list of securities held by or under consideration for purchase by the Fund ("Prior Approval List"), or 2) precleared. Preclearance will be granted because the trade would be: (a) (i) very unlikely to be harmful to the Fund, (ii) very unlikely to affect a highly institutional market, (iii) clearly not related economically to the securities to be purchased, sold or held by the Fund, (iv) outside a fifteen day window consisting of seven days prior to trade date, the trade date, and seven days thereafter; (v) in a large capitalization company (Standard & Poor's 100), which transaction would provide a minimal potential for conflict, or
(vi) at a price which is not more favorable than that obtained by the Fund; or (b) in an aggregate amount of $5,000 or less within any three month period in securities of a company with a very large market capitalization and high average daily trading volume. Access Persons must seek preclearance for trades which appear on the Prior Approval List and which are otherwise prohibited or not otherwise exempt as set forth in the Fund's Code of Ethics.

     All Access Persons must report all trades subject to the Code of Ethics on a quarterly basis. Access Persons who violate the Code of Ethics are subject to sanctions as the Board of Directors deems appropriate, and any profits realized on trades in violation of the Code of Ethics must be disgorged to the Fund or to charity.

Purchase, Redemption and Pricing of Securities

     The purchase and redemption of Fund shares is described in the Prospectus. Shares of the Fund are available for purchase by separate accounts of any life insurance company.

     Shares are purchased and redeemed at the Fund's net asset value per share which is calculated by dividing the value of the Fund's investment securities, plus cash and all other assets, less all liabilities, by the number of Fund shares outstanding. The value of the Fund's investment securities is determined as follows:

          1. securities traded on a national securities exchange are valued at the last sale price, on such securities exchange, on the day the valuation is being computed;

          2. securities traded on a national securities exchange for which there is no sale on that day and securities traded over-the-counter are valued at the last bid price; and

          3. securities for which there are no readily available market quotations and all other assets are valued at fair value by, or under authority delegated by, the Fund's Board of Directors. In determining the value of "restricted" securities, suitable recognition will be given to such factors as the amount of the discount at which the securities were acquired, the extent of the Fund's right to require registration under the Securities Act of 1933 and the provisions as to payment of costs of such registration, the nature of the market, if any, in which the securities are traded, the amount of the floating supply of the securities, and the prospects of the company issuing the securities.

     Notwithstanding the foregoing, all debt securities having a remaining maturity of 60 days or less are valued under the amortized cost method of valuation. Under this method, securities are initially valued at their acquisition date (or the date on which they first have a maturity of 60 days or less), and their subsequent value is based on such initial value, assuming a constant accretion of a discount or amortization of a premium to maturity, regardless of any subsequent minor fluctuations in the market value of the security.

Taxes

     Shares of the Fund are offered only to the Separate Accounts that fund annuity contracts. See the prospectus related to the annuity contracts for a discussion of the special taxation of insurance companies with respect to the Separate Accounts and of the annuity contracts, and the holders thereof.

     The Fund intends to qualify and to continue to qualify as a regulated investment company ("RIC") under the Internal Revenue Code of 1986, as amended (the "Code"). In order to qualify for that treatment, the Fund must distribute to its shareholders for each taxable year at least 90% of its investment company taxable income (consisting generally of net investment income, net short-term capital gain, and net gains from certain foreign currency transactions ("Distribution Requirement") and must meet several additional requirements: (1) The Fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of securities or foreign currencies, or other income (including gains from options, futures, or forward contracts) derived with respect to its business of investing in securities or those currencies ("Income Requirement"); (2) The Fund must derive less than 30% of its gross income each taxable year from the sale or other disposition of securities, or any of the following, that were held for less than three months -- options, futures or forward contracts (other than those on foreign currencies), or foreign currencies (or options, futures or forward contracts thereon) that are not directly related to the Fund's principal business of investing in securities (or options and futures with respect thereto) ("Short-Short Limitation"); (3) At the close of each quarter of the Fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. Government securities, securities of other RIC's, and other securities that, with respect to any one issuer, do not exceed 5% of the value of the Fund's total assets and that do not represent more than 10% of the outstanding voting securities of the issuer; and (4) At the close of each quarter of the Fund's taxable year, not more than 25% of the value of its total assets may be invested in securities (other than U.S. Government securities or the securities of other RIC's) of any one issuer.

     As noted in the Prospectus, the Fund must, and intends to, comply with the diversification requirements imposed by Section 817(h) of the Code and the regulations thereunder. These requirements, which are in addition to the diversification requirements mentioned above, place certain limitations on the proportion of the Fund's assets that may be represented by any single investment (which includes all securities of the same issuer). For these purposes, each U.S. Government agency or instrumentality is treated as a separate issuer. For information concerning the consequences of failure to meet the requirements of Section 817(h), see the respective prospectuses for the Separate Accounts.

     The Fund will not be subject to the 4% Federal excise tax imposed on RICs that do not distribute substantially all their income gains each calendar year because that tax does not apply to a RIC whose only shareholders are segregated asset accounts of life insurance companies held in connection with variable annuity contracts and/or variable life insurance policies.

     Dividends and interest received by the Fund may be subject to income, withholding, or other taxes imposed by foreign countries and U.S. possessions that would reduce the yield on its securities. Tax conventions between certain countries and the United States may reduce or eliminate these foreign taxes, however, and foreign countries generally do not impose taxes on capital gains in respect to investments by foreign investors.

     The foregoing is only a general summary of some of the important Federal income tax considerations generally affecting the Fund and its shareholders. No attempt is made to present a complete explanation of the Federal tax treatment of the Fund's activities, and this discussion and the discussion in the prospectuses and/or statements of additional information for the Separate Accounts are not intended as a substitute for careful tax planning. Accordingly, potential investors are urged to consult their own tax advisors for more detailed information and for information regarding any state, local, or foreign taxes applicable to the annuity contracts and the holders thereof.


Financial Statements

     The Fund incorporates by reference into this Statement of Additional Information the Financial Statements, including the Schedule of Portfolio Investments and Financial Highlights, and the Report of Independent Accountants contained in its 1996 Annual Report to Shareholders.

     Copies of the Fund's financial statements are mailed to each shareholder and Separate Account Participant semiannually. The Fund's annual financial statements are audited by a firm of independent accountants. The firm of Price Waterhouse LLP has been selected to audit the Fund's financial statements for the current fiscal year. The Fund will furnish, without charge, an additional copy of the Annual Report upon request made to:
Pension and Investment Products, MBL Life Assurance Corporation, 520 Broad Street, Newark, New Jersey, 07102-3111, Attn: MBL GROWTH FUND, INC., or by telephoning 1-800-435-3191.

Additional Information

     This Statement of Additional Information, and the Prospectus to which it relates, omit some information contained in the registration statement filed with the Securities and Exchange Commission, Washington, D.C. Copies of such information may be obtained from the Commission upon payment of the prescribed fees.


MBL GROWTH FUND, INC.

PART C
OTHER INFORMATION

Item 24.  Financial Statements & Exhibits:

(a)  Financial Statements filed pursuant to Item 23 of Part B:

     The following Financial Statements are incorporated into Part B of this Registration Statement by reference to the Annual Report to Shareholders dated December 31, 1996, as filed with the Commission pursuant to Rule 30b2-1 under the Investment Company Act of 1940 on February 27, 1997 (Accession No. 0000708952-97-000002).

     Report of Independent Accountants
     Statement of Assets and Liabilities as of December 31, 1996
     Statement of Operations, Year Ended December 31, 1996
     Statement of Changes in Net Assets, for Each of the Two
       Years in the Period Ended December 31, 1996
     Schedule of Portfolio Investments, December 31, 1996
     Financial Highlights for Each of the Ten Years in the Period Ended December 31, 1996


(b)  Exhibits *

          (1)  Articles of Incorporation, as amended,
          incorporated by reference to earlier filing on November 2, 1982, SEC File No. 2-80164, Form N-1.

          (2)  By-Laws, as amended, incorporated by
          reference to earlier filing on April 28, 1989, SEC
          File No. 2-96199, Exhibit (2) of Post-Effective
          Amendment #5 to Form N-1A.

          (3)  Not applicable.

          (4) Stock Certificate, incorporated by reference to earlier filing on November 2, 1982, SEC File
          No. 2-80164, Form N-1.

          (5)  (a)(i)  Investment Advisory Agreement, dated
          April 25, 1983, between the Registrant and
          Markston International, Inc. and amended December
          31, 1987 and October 16, 1991, between the
          Registrant and Markston Investment Management as successor to Markston International, Inc., incorporated by reference to earlier filing on April 30, 1992, SEC File No. 2-96199, Exhibit
          (5)(a) of Post-Effective Amendment # 8 to Form N-
          1A.

          (5)  (a)(ii) Amendment to Investment Advisory
          Agreement, dated February 9, 1995 and effective
          April 12, 1995, incorporated by reference to earlier filing on April 27, 1995, SEC File No 2-
          96199, Exhibit (5)(a)(ii) of Post-Effective
          Amendment #11 to Form N-1A.

          (5) (b) Service Agreement, dated April 29, 1994, among the Registrant, Markston Investment
          Management, and MBL Life Assurance Corporation, incorporated by reference to earlier filing on April 29, 1994, SEC File No 2-96199, Exhibit
          (5)(b) of Post-Effective Amendment #10 to Form N-
          1A.

          (6)  Distributor's Agreement, dated April 29,
          1994, between the Registrant and First Priority Investment Corporation, incorporated by reference to earlier filing on April 29, 1994, SEC File No 2-96199, Exhibit (5)(b) of Post-Effective Amendment #10 to Form N-1A.

          (7)  Not applicable.

          (8) Custodian Fee Schedule, revised December 18, 1992, to the Custodian Agreement between Registrant and State Street Bank and Trust Company dated March 4, 1988, incorporated by reference to earlier filing on April 29, 1988, SEC File No. 2-96199, Exhibit (8) of Post-Effective Amendment #4 to Form N-1A. Revision dated December 18, 1992, incorporated by reference to earlier filing on April 30, 1993, SEC File No. 2-96199, Exhibit (8) of Post-Effective Amendment #9 to Form N-1A.

          (9)  Fee Information for Services as Plan,
          Transfer, and Dividend Disbursing Agent to the Transfer Agent Agreement between Registrant and State Street Bank and Trust Company dated March 4, 1988, as amended February 3, 1992, incorporated by reference to earlier filing on April 30, 1992, SEC File No. 2-96199, Exhibit (9) of Post-Effective Amendment # 8 to Form N-1A.

          (10) Opinion Letter of Counsel, incorporated by reference to earlier filing on December 10, 1982, SEC File No. 2-80164, Pre-Effective Amendment #1 to Form N-1.

          (11) Consent of Price Waterhouse LLP, Independent
          Accountants.

          (12) Not applicable.

          (13) Investment Letter of Mutual Benefit Life, incorporated by reference to earlier filing on December 10, 1982, SEC File No. 2-80164, Pre-
          Effective Amendment #1 to Form N-1.

          (14) Not applicable.

          (15) Not applicable.

          (16) Price Make-up Sheet. **

     (27) Financial Data Schedule.
     * Page numbers inserted in manually signed copy only.

     ** Incorporated by reference to the 1996 Annual Report to Shareholders.


Item 25.  Persons Controlled by or under Common Control with
          Registrant.

          Shares of the Registrant are sold to and owned by MBL Variable Contract Account-2 and MBL Variable Contract Account-3, sponsored by MBL Life Assurance Corporation ("MBL Life"), to fund benefits under certain variable annuity contracts issued by it.

          MBL Life is a stock life insurance company organized under the laws of New Jersey. The voting stock of MBL Life was transferred to a Stock Trust established by the Plan having the Commissioner of Banking and Insurance of the State of New Jersey, as Trustee. The Trust will terminate no later than December 31, 1999.

          Pursuant to a settlement agreement, an Order was issued on January 9, 1997 ending all Plan-related litigation, and awarding 30% of the value of the Trust at its termination to eligible MBL Life policyholders, and 70% to the Class Four Creditors (as defined in the Plan) of Mutual Benefit Life.

          As of April 1, 1997, those persons under common control with MBL Life are illustrated by the chart on the following page.

          All corporations are organized under the laws of New
          Jersey except where a different state is indicated.

Item 26.  Number of Holders of Securities.

          (1)                 (2)
          Title of Class      Number of Record Holders
          Common Stock        As of April 1, 1997:     4



          [The following page contains an organizational diagram of the direct and indirect subsidiaries of MBL
     Life and the mutual funds sponsored by MBL Life. The diagram indicates the states of incorporation for each entity and the percentage of voting securities controlled by MBL Life.]


Item 27. Indemnification.
        (a)  Insurance Policies:
        The Registrant maintains investment errors and omissions insurance covering those directors who are not interested persons of the Registrant. This policy, subject to the terms and conditions of the policy, protects those directors from legal liabilities and expenses which they may incur as a result of claims for breach of duty, negligent acts, errors, omissions, misstatements or misleading statements committed or alleged to have been committed by them in their capacity as directors of the Registrant. The policy, subject to the terms and conditions of the policy, would also insure the Registrant. The policy excludes expenses and liabilities based upon, among other things, any claim alleging dishonesty or fraudulent acts or omissions, or any criminal or malicious acts or omissions. The limits on the policy are $2,000,000 each wrongful act and $2,000,000 aggregate. Notwithstanding any agreement or document to the contrary, the Registrant undertakes not to insure any director for any liability, the insurance of which has been determined to be prohibited under the federal securities laws.

        The Registrant is the joint owner of the policy with MAP-Equity Fund, MAP-Government Fund, Inc., and MBL Variable Contract Account-7, and the premiums are divided based on the proportion of each entity's net assets to the total net assets of all the joint insureds.

        The Registrant also maintains an Investment
        Companies Blanket Bond covering the Registrant against larceny and embezzlement committed by any director, officer, or employee of the Registrant or its adviser who may have access to securities or funds of the Registrant.

        (b)  Maryland Law and By-Law Provision:
        Set forth below is a composite summary of the general effect of applicable provisions of Maryland law and the Registrant's By-Laws regarding indemnification of and advancement of legal expenses to the Registrant's officers and directors (collectively, "Indemnitees").

        The Registrant shall indemnify any Indemnitee who is or is threatened to be made, a party to any legal proceeding by reason of his service to the Registrant, if the Indemnitee (1) acted in good faith; (2) reasonably believed (a) that his conduct was in the Registrant's best interest, or (b), if the conduct was not in an official capacity, that the conduct was at least not opposed to the best interests of the Registrant; (3) in the case of any criminal proceedings, had no reasonable cause to believe that the conduct was unlawful; (4) in any proceeding by or in the right of the Registrant, is not adjudged to be liable to the Registrant; and (5) in any proceeding charging improper personal benefit, is not adjudged to be liable on the basis that personal benefit was improperly received. Such indemnification shall be made against judgments, penalties, fines, settlements and reasonable expenses actually incurred by the Indemnitee, except that in the case of an action by or in the right of the Registrant, such indemnification shall be limited to reasonable expenses only.

        The determination whether the Indemnitee has met the foregoing standards shall be made (1) by a majority vote of a quorum of the Board of Directors consisting of directors not, at the time, parties to the proceeding;
        (2) if such a quorum cannot be obtained, by a majority vote of a committee of the Board of Directors consisting solely of two or more directors (a) not at the time parties to the proceeding and (b) duly designated to act in the matter by a majority vote of the entire Board of Directors (including any parties to the proceeding); (3) by special legal counsel selected by a majority vote of
        (a) a quorum of the Board of Directors consisting of directors not, at the time, parties to the proceeding,
        (b) a committee of the Board selected as set forth in (2) above, or (c) if the requisite quorum of the Board cannot be obtained and the committee cannot be established, the entire Board, in which directors who are parties may participate; or (4) by majority vote of all the shares of the capital stock of the Registrant at the time outstanding and entitled to vote, except that shares held by any Indemnitees who are parties to the proceeding may not be voted.

        In advance of the final disposition of any proceeding, after a determination as provided in the preceding paragraph that the facts then known do not show that the Indemnitee has not met the standards of indemnification set forth above, the Registrant shall pay or reimburse reasonable expenses incurred by an Indemnitee party to a proceeding upon receipt of (1) a written affirmation by the Indemnitee of his good faith belief that he has met the standards for indemnification and (2) a written undertaking, in the form of an unsecured unlimited general obligation by or on behalf of the Indemnitee, to repay the amount advanced, if it is ultimately determined that he did not meet such standards.

        The Registrant may also, in its discretion, indemnify or advance expenses to any officer who is not a director, or any other agent or employee of the Registrant, in which case the foregoing standards, procedures or limitations may or may not be observed.

        Nevertheless, notwithstanding any of the foregoing, except as provided by the statutory provisions referred to below, no indemnification shall be made to any director or officer against any liability to the Registrant or its security holders to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of duties involved in the conduct of his or her office ("Disabling Conduct"). The means for determining whether indemnification shall be (i) a final decision on the merits by a court or other body before whom the proceeding was brought that the Indemnitee was not liable by reason of Disabling Conduct, or (ii) in the absence of such a decision a reasonable determination, based upon a review of the facts, that the Indemnitee was not liable by reason of Disabling Conduct, by (a) the vote of a majority of a quorum of Directors who are neither "interested persons" of the Registrant nor parties to the proceeding ("Disinterested Non-Party Directors"), or (b) an independent legal counsel in a written opinion. Furthermore, no advancement of monies for the defense of a proceeding brought against a director or officer of the Registrant shall be made unless (1) such advance is limited to attorney's fees or other expenses incurred or to be incurred in defending the proceeding, (2) an undertaking is furnished by or on behalf of the Indemnitee to repay the advance unless it is ultimately determined that he or she is entitled to indemnification, and (3) the Indemnitee complies with at least one of the following conditions: (a) the Indemnitee shall provide a security for his undertaking, (b) the Registrant shall be insured against losses arising by reason of any lawful advances, or (c) a majority of a quorum of the Disinterested Non-Party Directors, or an independent legal counsel in a written opinion, shall determine, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the Indemnitee ultimately will be found entitled to indemnification.

        The applicable Maryland statute further provides that an Indemnitee shall be indemnified (1) against the reasonable expenses of defending any proceeding which he is wholly successful in defending, and (2) to such further extent as a court may deem fair and reasonable under the circumstances, provided that, in the latter case, the indemnification shall be limited to expenses if the proceeding is by or in the right of the Registrant, or if the Indemnitee has been adjudged liable on the basis of improper receipt of personal benefit.

        (c)  Distributor's Agreement:
        Under the Distributor's Agreement between the Registrant and First Priority Investment Corporation ("First Priority"), First Priority agrees to indemnify the Registrant and its officers and directors and controlling persons from all liabilities and expenses arising out of certain actual or alleged material misstatements or other mistakes, negligence or willful misconduct of First Priority, or any of its agents or employees in connection with sales of the Registrant' shares.

        (d)  Undertaking:
        Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer, or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act, and will be governed by the final adjudication of such issue.


Item 28.  Business and other Connections of Investment Adviser.

     See "Management" in the Prospectus constituting Part A of this Registration Statement and "Investment Advisory and Other Services" in the Statement of Additional Information constituting Part B, for a description of Markston Investment Management ("Markston") (Registrant's investment adviser) and its business.

     The Members of the Management Committee of the Investment
     Adviser are as follows:

                                   Other Substantial Business,
                                   Profession, Vocation or
                                   Employment within Past Two
     Name                          Years

     Kathleen M. Koerber           Executive Vice President -
     MBL Life Assurance            Operations and Chief Operating
     Corporation ("MBL Life")      Officer, MBL Life; Director,
     520 Broad Street              First Priority.
     Newark, NJ  07102

     Robert T. Budwick             Executive Vice President -
     MBL Life                      Chief Investment Officer, MBL
     520 Broad Street              Life; Director and Chief
     Newark, NJ 07102              Investment Officer, First
                                   Priority.


     Michael J. Mullarkey          Managing Partner, Markston;
     Markston International, Inc.  Director and Executive Vice
     1 North Lexington Ave.        President, Markston
     White Plains, New York 10601  International, Inc.

     John R. Stone                 Managing Partner, Markston;
     Markston International, Inc.  Director and President, Markston
     1 North Lexington Ave.        International, Inc.
     White Plains, New York 10601

     William G. Clark               Senior Vice President, Pension
     MBL Life                       and Investment Products, MBL
     520 Broad Street               Life; President and Director,
     Newark, NJ 07102               First Priority.

_________________________


Item 29.  Principal Underwriters.

     (a) First Priority, Registrant's exclusive distributor, also serves as principal underwriter for the following registered investment companies: MAP-Equity Fund, MAP-Government Fund, Inc., and MBL Variable Contract Account-7; and for the following unit investment trusts: MBL Variable Contract Account-2 and MBL Variable Contract Account-3. First Priority also serves as investment adviser for MAP-Government Fund, Inc. and MBL Variable Contract Account-7.

     (b) Information regarding First Priority's officers and directors:

     Name and Principal  Positions with           Position with
     Business Address*   First Priority            Registrant

     William G. Clark    Director and President   Director and
                                                  Executive Vice
                                                  President

     Robert T. Budwick   Director and Chief        ----
                         Investment Officer

     Frank D. Casciano   Director, Vice President  ----
                         and General Counsel

     Kathleen M. Koerber Director                 Director, and
                                                  President

     Alan J. Bowers      Director                 ----

     Albert W. Leier     Director, Vice           Vice President
                         President and            and Treasurer
                         Treasurer

     Judith C. Keilp     Vice President and       Vice President
                         Secretary                 and Secretary

     Christopher S. Auda Vice President           ----

     James Switlyk       Second Vice President    ----



     (c)  None

     _______________________________

          * All the individuals named above maintain offices at 520 Broad Street, Newark, New Jersey 07102.



Item 30.  Location of Accounts and Records.

            All accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder are maintained at the offices of Registrant and Registrant's Custodian, State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, or the Registrant's Distributor, First Priority Investment Corporation, 520 Broad Street, Newark, New Jersey 07102.


Item 31.  Management Services.

           Other than as set forth under the caption
          "Management" in the Prospectus constituting Part A of this Registration Statement and under the caption "Investment Advisory and Other Services" in the Statement of Additional Information constituting Part B, Registrant is not a party to any management-related service contract.


Item 32.  Undertakings.

          The Registrant undertakes to furnish to each person to whom a prospectus is delivered, without charge, a copy of the Annual Report to Shareholders, upon request made to: First Priority Investment
          Corporation, 520 Broad Street, Newark, New Jersey
          07102, ATTN: MBL GROWTH FUND, INC., or by telephoning 1-
          800-435-3191.


                              SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Newark, and State of New Jersey, on the 28th day of April, 1997.

                            MBL GROWTH FUND, INC.
                              (Registrant)

                            By: KATHLEEN M. KOERBER
                                Kathleen M. Koerber, President

     Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated.


Signature                Title                    Date

 KATHLEEN M. KOERBER     President and         April 28, 1997
(Kathleen M. Koerber)    Director (Principal
                         Executive Officer)

 WILLIAM G. CLARK        Executive Vice        April 28, 1997
(William G. Clark)       President & Director


 HORACE J. DEPODWIN      Director              April 28, 1997
(Horace J. DePodwin)


 HERBERT M. GROCE, JR.   Director              April 28, 1997
(Herbert M. Groce, Jr.)


 JEROME M. SCHECKMAN     Director              April 28, 1997
(Jerome M. Scheckman)


 ALBERT W. LEIER         Vice President        April 28, 1997
(Albert W. Leier)        and Treasurer
                         (Principal Financial
                         and Accounting Officer)





                        MBL GROWTH FUND, INC.

                            EXHIBIT INDEX


Exhibit


(11)      -    Report and Consent of
               Price Waterhouse LLP, Independent
               Accountants.

(27)      -    Financial Data Schedule.